SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 19, 2004


                      Y3K Secure Enterprise Software, Inc.
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                     Nevada
                  ---------------------------------------------
                  State or Other Jurisdiction of Incorporation)

                  0-26709                                   98-0201259
                  -------                                   ----------
         (Commission File Number)              (IRS Employer Identification No.)


            Suite 600, 800 Bellevue Way, Bellevue, Washington, 98004
            --------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (253) 284-2935
               ---------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 12. Results of Operations and Financial Condition.

      On May 21, 2004, Y3K Secure Enterprise Software, Inc. (the "Company") issued a press release announcing the Company's financial results for the reporting period ended March 31, 2004. A copy of the Company's press release issued on May 21, 2004 is being furnished as Exhibit 99.1 to this Current Report.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Y3K Secure Enterprise Software, Inc.


                                         By: /s/ King Cole
                                         ---------------------------------------
                                         King Cole, President


DATED:  May 26, 2004